SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 9, 2002

SPARTAN MOTORS, INC.
(Exact name of registrant as
specified in its charter)

Michigan (State or other jurisdiction of incorporation)	0-13611 (Commission File Number)	38-2078923 (IRS Employer Identification no.)

1165 Reynolds Road Charlotte, Michigan (Address of principal executive offices)	48813 (Zip Code)

Registrant's telephone number,
including area code:  (517) 543-6400

Item 7.	Financial Statements, Pro Forma Financial Information, and Exhibits.

	(c)	Exhibits: None.

Item 9.	Regulation FD Disclosure.

          This Form 8-K is furnished for the purpose of announcing that Spartan Motors, Inc. plans to post a series of periodic "Messages From the CEO" and similar items on its corporate website. To view these messages, interested persons should periodically visit our corporate website. Other than this Form 8-K, we do not plan to make announcements when these messages are posted on our website.

          This Form 8-K, as well as the "Messages From the CEO" and other similar items referred to above, are furnished, not filed.

Forward-Looking Statements

          The "Messages From the CEO" and other similar items referred to above in this Form 8-K may contain statements that are not historical facts. These statements are called "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements involve important known and unknown risks, uncertainties and other factors and can be identified by phrases using "estimate," "anticipate," "believe," "project," "expect," "intend," "predict," "potential," "future," "may," "should" and similar expressions or words. Our future results, performance or achievements may differ materially from the results, performance or achievements discussed in the forward-looking statements. There are numerous factors that could cause actual results to differ materially from the results discussed in forward-looking statements, including:

          •           Changes in existing products liability, tort or warranty laws or the introduction of new laws, regulations or policies that could affect our business practices: these laws, regulations or policies could impact our industry as a whole, or could impact only those portions in which we are currently active, for example, laws regulating the design or manufacture of emergency vehicles or regulations issued by the National Fire Protection Association; in either case, our profitability could be injured due to an industry-wide market decline or due to our inability to compete with other companies that are unaffected by these laws, regulations or policies.

          •           Changes in environmental regulations: these regulations could have a negative impact on our earnings; for example, laws mandating greater fuel efficiency could increase our research and development costs.

          •           Changes in economic conditions, including changes in interest rates, financial market performance and our industry: these types of changes can impact the economy in general, resulting in a downward trend that impacts not only our business, but all companies with which we compete; or, the changes can impact only those parts of the economy upon which we rely in a unique fashion, including, by way of example:

                    •           Factors that impact our attempts to expand internationally, such as the introduction of trade barriers in the United States or abroad.

          •           Changes in relationships with major customers: an adverse change in our relationship with major customers would have a negative impact on our earnings and financial position.

          •           The effects of the September 11, 2001 terrorist attacks: the considerable political and economic uncertainties resulting from these events could adversely affect our order intake and sales, particularly in the motorhome market.

          •           Factors that we have discussed in previous public reports and other documents filed with the Securities and Exchange Commission.

          This list provides examples of factors that could affect the results described by forward-looking statements. However, this list is not intended to be exhaustive; many other factors could impact our business and it is impossible to predict with any accuracy which factors could result in which negative impacts. Although we believe that our forward-looking statements will be reasonable, we cannot provide you with any guarantee that the anticipated results will be achieved. All forward-looking statements are expressly qualified in their entirety by the cautionary statements contained in this section and you are cautioned not to place undue reliance on such forward-looking statements. In addition to the risks listed above, other risks may arise in the future, and we disclaim any obligation to update information contained in any forward-looking statement.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPARTAN MOTORS, INC.

Date: October 9, 2002	By /s/ James W. Knapp
James W. Knapp Chief Financial Officer